United States
Securities and Exchange Commission
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

                      April 5, 2019
Date of Report (Date of earliest event reported)

International Seaways, Inc.
(Exact Name of Registrant as Specified in Charter)

            1-37836-1
Commission File Number

Marshall Islands	98-0467117
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

600 Third Avenue, 39th Floor
           New York, New York  10016

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code (212) 578-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company [x]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [x]

Section 5 – Corporate Governance and Management
Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e)

On April 5, 2019, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of International Seaways, Inc. (the “Company”) approved certain actions concerning the compensation of the Company’s President and Chief Executive Officer, Ms. Lois K. Zabrocky; the Company’s Senior Vice President and Chief Financial Officer, Mr. Jeffery D. Pribor; the Company’s Senior Vice President and Chief Administrative Officer, Mr. James Small; the Company’s Vice President and Chief Commercial Officer, Mr. Derek Solon; the Company’s Vice President and Head of Ship Operations, Mr. William Nugent; and the Company’s Vice President and Controller, Mr. Adewale O. Oshodi, in each case as described below.

Base Salary and Equity Target Adjustments

The Committee approved entry by the Company into agreements to implement an annual base salary increase for each of Ms. Zabrocky, Mr. Pribor and Mr. Oshodi. As a result of this increase, Ms. Zabrocky will receive an annual base salary of $615,000; Mr. Pribor will receive an annual base salary of $500,000; and Mr. Oshodi will receive an annual base salary of $260,957, in each case with effect from January 1, 2019. Pursuant to her agreement, Ms. Zabrocky’s target bonus percentage has also been increased to 115%.

The Committee also approved increases to the annual base salaries of each of Mr. Solon and Mr. Nugent to $300,000.

The Committee also approved increases to the annual equity target opportunities for Mr. Small and Mr. Oshodi. For 2018 and future years, Mr. Small will have an equity target opportunity equal to 125% of his base salary and Mr. Oshodi will have an equity target opportunity equal to 50% of his base salary, subject to any decision by the Board with respect to any future increase or decrease. Any future equity grants will be made by the Committee or the Board pursuant to the terms of the Company’s equity plans after consideration of various factors deemed relevant by them.

All other material terms of such persons’ employment remain unchanged.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.
Pursuant to General Instruction B.2 of Form 8-K, the following exhibits are furnished with this Form 8-K.
Exhibit No.	Description
10.1	Amendment No. 5 to Ms. Zabrocky Employment Agreement.
10.2	Amendment No. 1 to Mr. Pribor Employment Agreement.
10.3	Amendment No. 3 to Mr. Oshodi Employment Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL SEAWAYS, INC.
(Registrant)

Date: April 9, 2019	By	/s/ James D. Small III
		Name:	James D. Small III
		Title:	Chief Administrative Officer, Senior Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amendment No. 5 to Ms. Zabrocky Employment Agreement.
10.2	Amendment No. 1 to Mr. Pribor Employment Agreement.
10.3	Amendment No. 3 to Mr. Oshodi Employment Agreement.